UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2015
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Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant’s Telephone Number, Including Area Code

Former Address: 11601 Wilshire Blvd., Sixth Floor, Los Angeles, California 90025
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc. (the “Company”), a Maryland corporation, and Hudson Pacific Properties, L.P. (the “Operating Partnership”), a Maryland limited partnership of which the Company serves as sole general partner.
Item 1.01    Entry into a Material Definitive Agreement.
Fourth Amended and Restated Partnership Agreement
On December 17, 2015, the Company, as general partner of the Operating Partnership, entered into the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Fourth Amended and Restated Limited Partnership Agreement”). The principal change to the existing Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership made by the Fourth Amended and Restated Limited Partnership Agreement was to provide for the designation and issuance of Performance Units of the Operating Partnership (“Performance Units”) under an equity compensation plan of the Company and the Operating Partnership, including under the Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. 2010 Incentive Award Plan.
The foregoing description of the Fourth Amended and Restated Limited Partnership Agreement is not complete and is subject to and qualified in its entirety by the terms of the Fourth Amended and Restated Limited Partnership Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Employment Agreements
On December 15, 2015, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved entering into Amended and Restated Employment Agreements (the “Agreements”) with each of Victor J. Coleman, Chief Executive Officer; Mark T. Lammas, Chief Operating Officer, Chief Financial Officer and Treasurer; Christopher Barton, Executive Vice President, Operations and Development; and Alex Vouvalides, Chief Investment Officer. Each Agreement amends and restates the employment agreements previously entered into between the Company and Messrs. Coleman, Lammas, Barton and Vouvalides (the “Executives”).
The terms and conditions of the Agreements are the same as in the original employment agreements, except that:

•
Each Agreement is effective as of January 1, 2016 and expires on the fourth anniversary of the effective date, unless earlier terminated, and, like the original employment agreements, is subject to an automatic one-year renewal term unless either party gives timely written notice of termination; and

•
Under the Agreements, Messrs. Coleman, Lammas, Barton and Vouvalides are entitled to receive annual base salaries of $720,000, $525,000, $410,000 and $475,000, respectively, each of which is subject to increase at the discretion of the Committee. The corresponding 2015 annual base salaries were $600,000, $450,000, $375,000 and $400,000.

The foregoing description of the Agreements is not complete and is subject to and qualified in its entirety by the terms of the Agreements, copies of which are filed herewith as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.
Performance-Based Restricted Stock Unit Award
In addition, the Committee approved the grant to each of Messrs. Coleman, Lammas, Barton and Vouvalides of a restricted stock unit award with dollar-denominated values of $2,5000,000, $750,000, $500,000 and $625,000, respectively (each, an “RSU Award”). The number of shares of common stock of the Company underlying each RSU Award will be determined by dividing the applicable dollar-denominated value by the closing price per share of the common stock of the Company on December 29, 2015.
Each RSU Award is eligible to vest in substantially equal annual installments on January 1 of each of 2017, 2018, 2019 and 2020, based on the achievement of one of the two following annual performance goals for each calendar year during the four-year performance period beginning January 1, 2016 and ending December 31, 2019 (the “performance period”), subject to the Executive’s continued employment through each vesting date: (1) achievement of an annual total shareholder return equal to at least 7% for the applicable calendar year, or (2) achievement of a total shareholder return that exceeds the total shareholder return for the MSCI U.S. REIT Index for the applicable calendar year. In addition, to the extent the RSU Award is unvested as of the end of calendar year 2019, the RSU Award will vest in full on January 2020 if the Company’s total shareholder return during the entire performance period is equal to at least 28%, subject to the Executive’s continued employment through January 1, 2020.
Upon a termination of the Executive’s employment by the Company without “cause,” by the Executive for “good reason” or due to the Executive’s death or “disability” (each, as defined in the Executive’s Agreement), the RSU Award will vest in full based on the achievement of a pro-rated cumulative total shareholder return goal through the termination date. In addition, in the event of a change in control of the Company prior to the completion of the performance period, the RSU Award will vest in full if the Company achieves a pro-rated cumulative total shareholder return goal for the shortened performance period through the change in control date.
The foregoing description of the RSU Awards is not complete and is subject to and qualified in its entirety by the terms of the form restricted stock unit agreement, a copy of which is filed herewith as Exhibit 10.6 and incorporated herein by reference.

Item  9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Fourth Amended and Restated Agreement of Limited Partnership of Hudson Pacific Properties, L.P. dated as of December 17, 2015
10.2	Employment Agreement between Hudson Pacific Properties, Inc. and Victor J. Coleman.
10.3	Employment Agreement between Hudson Pacific Properties, Inc. and Mark T. Lammas.
10.4	Employment Agreement between Hudson Pacific Properties, Inc. and Christopher Barton.
10.5	Employment Agreement between Hudson Pacific Properties, Inc. and Alex Vouvalides.
10.6	Restricted Stock Award Grant Notice and Restricted Stock Award Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date: December 21, 2015	By:	/s/ MARK T. LAMMAS
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

(d)	Exhibits.

Exhibit No.	Description
10.1	Fourth Amended and Restated Agreement of Limited Partnership of Hudson Pacific Properties, L.P. dated as of December 17, 2015
10.2	Employment Agreement between Hudson Pacific Properties, Inc. and Victor J. Coleman.
10.3	Employment Agreement between Hudson Pacific Properties, Inc. and Mark T. Lammas.
10.4	Employment Agreement between Hudson Pacific Properties, Inc. and Christopher Barton.
10.5	Employment Agreement between Hudson Pacific Properties, Inc. and Alex Vouvalides.
10.6	Restricted Stock Award Grant Notice and Restricted Stock Award Agreement.